MODIFIED 18% SECURED SUBORDINATED CONVERTIBLE DEBENTURE

     NEITHER THESE SECURITIES NOR THE SECURITIES ISSUABLE UPON CONVERSION HEREOF HAVE BEEN REGISTERED WITH THE UNITED STATES SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE OR UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). THE SECURITIES ARE RESTRICTED AND MAY NOT BE OFFERED, RESOLD, PLEDGED OR TRANSFERRED EXCEPT AS PERMITTED UNDER THE ACT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT OR AN EXEMPTION FROM SUCH REGISTRATION REQUIREMENTS.


No. ___                                                             US $261,300
Dated: January 11, 2007

                      IN VERITAS MEDICAL DIAGNOSTICS, INC.

                 18% SECURED SUBORDINATED CONVERTIBLE DEBENTURE
                               DUE APRIL 30, 2008


     THIS DEBENTURE is issued by In Veritas Medical Diagnostics, Inc., a corporation organized and existing under the laws of the State of Colorado (the "Company") and is designated as its Modified 18% Secured Subordinated Convertible Debenture due April 30, 2008 (the "Debenture").


     FOR VALUE RECEIVED, the Company promises to pay to Longview Fund L.P. or permitted assigns (the "Holder"), the principal sum of Two Hundred Sixty One Thousand Three Hundred Dollars (US $261,300) and accrued interest thereon at the rate of 18% per annum on April 18, 2008 (the "Maturity Date") if not paid sooner. Accrual of interest shall commence on the Issue Date at the rate of 18% per annum and continue until payment in full of the principal sum and all accrued interest has been made or duly provided for. The Company shall make a payment of $12,500 no later than February 28, 2007 and another $12,500 payment no later than March 30, 2007, both of which shall be applied against the principal amount. The Company will also make monthly payments of $15,000, commencing on November 30, 2007 and on the monthly anniversary thereafter continuing until the Maturity Date, when the entire accrued interest and principal is due.

     This Debenture is subject to the following provisions:

     (1) Transfer Restrictions. This Debenture has been issued subject to investment representations of the original purchaser hereof and may be transferred or exchanged only in compliance with the Act, and other applicable state and foreign securities laws. The Holder shall deliver written notice to the Company of any proposed transfer of this Debenture. In the event of any proposed transfer of this Debenture, the Company may require, prior to issuance of a new Debenture in the name of such other person, that it receive reasonable transfer documentation including legal opinion(s) of counsel reasonably acceptable to the Company and/or its counsel that the issuance of the Debenture in such other name does not and will not cause a violation of the Act or any applicable state or foreign securities laws. Prior to due presentment for transfer of this Debenture, the Company and any agent of the Company may treat the person in whose name this Debenture is duly registered on the Company's Debenture Register as the owner hereof for the purpose of receiving payment as herein provided and for all other purposes, whether or not this Debenture be overdue, and neither the Company nor any such agent shall be affected by notice to the contrary.

     (2) Conversion.

        (a) Holders Right to Convert. The Holder of this Debenture is entitled, at its option, to convert at any time, the principal amount of this Debenture or any portion thereof, together with accrued but unpaid interest, into shares of Common Stock of the Company ("Conversion Shares") at a conversion price for each share of Common Stock ("Conversion Price") of $0.05.

        (b) Conversion Restriction. Longview shall not convert in excess of $75,000 in principal amount of the Debenture per calendar month.

     (3) Sufficient Shares Reserved. The Company shall at all times prior to the conversion in full or payment in full of this Debenture reserve a sufficient number of shares of Common Stock to permit the Holder to convert the entire principal amount of this Debenture at the Conversion Price. The Company shall initially reserve at least 100% of the number of shares of Common Stock issuable to Holder as of the Closing Date. The Company shall take all actions necessary to give effect to the preceding sentence, including, without limitation, amending its Certificate of Incorporation to authorize additional shares of Common Stock, if necessary.

     (4) Conversion Procedures.

        (a) Conversion shall be effectuated by surrendering this Debenture to the Company (if such Conversion will convert all outstanding principal) together with the form of conversion notice attached hereto as Exhibit A (the "Notice of Conversion"), executed by the Holder of this Debenture evidencing such Holder's intention to convert this Debenture or a specified portion (as above provided) hereof, and accompanied, if required by the Company, by proper assignment hereof in blank. Interest accrued or accruing from the date of issuance to the date of conversion shall be paid in cash or shares of Common Stock as set forth above. No fraction of a share or scrip representing a fraction of a share will be issued on conversion, but the number of shares issuable shall be rounded up to the nearest whole share. The date on which Notice of Conversion is given (the "Conversion Date") shall be deemed to be the date on which the Holder faxes the Notice of Conversion duly executed to the Company. Facsimile delivery of the Notice of Conversion shall be accepted by the Company at facsimile number +44
(0) 1463 667 310, Attn.: Martin Thorp, Chief Financial Officer. Certificates representing Common Stock upon conversion will be delivered to the Holder within five (5) Trading Days from the date the Notice of Conversion is delivered to the Company. Delivery of shares upon conversion shall be made to the address specified by the Holder in the Notice of Conversion.

     (5) Debenture is an Unconditional Obligation. No provision of this Debenture shall alter or impair the obligation of the Company, which is absolute and unconditional, to pay the principal, and interest on, of this Debenture at the time, place, and rate, and in the coin or currency or shares of Common Stock, herein prescribed. This Debenture is a direct obligation of the Company.

     (6) Debenture Secured by Subordinated Security Interest. Longview has and shall continue to have valid, enforceable and perfected second-priority lien upon and security interests in the Pledged Property (as defined in the Transaction Documents) heretofore granted. All payments due under this Note shall be subordinated and made junior, in all respects to the payment in full of all principal, all interest accrued thereon and all other amounts due on the secured indebtedness of the Company set forth in Schedule I of this Debenture.

     (7) Merger; Consolidation; Sale of Assets. If the Company merges or consolidates with another corporation or sells or transfers all or substantially all of its assets to another person and the holders of the Common Stock are entitled to receive stock, securities or property in respect of or in exchange for Common Stock, then as a condition of such merger, consolidation, sale or transfer, the Company and any such successor, purchaser or transferee agree that the Debenture may thereafter be converted on the terms and subject to the conditions set forth above into the kind and amount of stock, securities or property receivable upon such merger, consolidation, sale or transfer by a holder of the number of shares of Common Stock into which this Debenture might have been converted immediately before such merger, consolidation, sale or transfer, subject to adjustments which shall be as nearly equivalent as may be practicable.

     In the event of any proposed merger, consolidation or sale or transfer of all or substantially all of the assets of the Company (a "Sale"), the Holder hereof shall have the right to convert any or all of the Debenture by delivering a Notice of Conversion to the Company within ten (10) days of receipt of notice of such Sale from the Company, which notice the Company shall be required to give.

     (8) Governing Law; Jurisdiction. This Debenture shall be governed by and construed in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the federal courts or the state courts of the State of New York located in the County of New York in connection with any dispute arising under this Debenture and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions. The Company acknowledges that this Debenture is subject to collection pursuant to a CPLR ss. 3213 motion for summary judgment in lieu of complaint.

     (9) Default. Any one of the following shall constitute an "Event of Default":

        (a) The Company shall default in the payment of principal or interest on this Debenture and same shall continue for a period of ten (10) business days, during such time the Company shall have an opportunity to cure; or

        (b) Any of the representations or warranties made by the Company herein, or in any agreement, certificate or financial or other written statements heretofore or hereafter furnished by the Company in connection with the execution and delivery of this Debenture or the Warrant shall be false or misleading at the time made and which deficiency has had or could reasonably be expected to have a material adverse effect on the Holder or its investment in the Company; or

        (c) The Company fails to issue shares of Common Stock to the Holder or to cause its Transfer Agent to issue shares of Common Stock upon exercise by the Holder of the conversion rights of the Holder in accordance with the terms of this Debenture, fails to transfer or to cause its Transfer Agent to transfer any certificate for shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture, and such transfer is otherwise lawful, or fails to remove any restrictive legend or to cause its Transfer Agent to transfer any certificate or any shares of Common Stock issued to the Holder upon conversion of this Debenture as and when required by this Debenture and such legend removal is otherwise lawful, and any such failure shall continue uncured for ten (10) business days; or

        (d) The Company shall fail to perform or observe, in any material respect, any other covenant, term, provision, condition, agreement or obligation of the Company under this Debenture and such failure shall continue uncured for a period of ten (10) business days after written notice of such failure; or

        (e) The Company shall (1) admit in writing its inability to pay its debts generally as they mature; (2) make an assignment for the benefit of creditors or commence proceedings for its dissolution; or (3) apply for or consent to the appointment of a trustee, liquidator or receiver for its or for a substantial part of its property or business; or

        (f) A trustee, liquidator or receiver shall be appointed for the Company or for a substantial part of its property or business without its consent and shall not be discharged within sixty (60) days after such appointment; or

        (g) Any governmental agency or any court of competent jurisdiction at the instance of any governmental agency shall assume custody or control of the whole or any substantial portion of the properties or assets of the Company and shall not be dismissed within sixty (60) days thereafter; or

        (h) Bankruptcy, reorganization, insolvency or liquidation proceedings or other proceedings for relief under any bankruptcy law or any law for the relief of debtors shall be instituted by or against the Company and, if instituted against the Company, shall not be dismissed within sixty (60) days after such institution or the Company shall by any action or answer approve of, consent to, or acquiesce in any such proceedings or admit the material allegations of, or default in answering a petition filed in any such proceeding; or

        (i) The Company shall have its Common Stock suspended or delisted from trading on the Principal Market for in excess of ten (10) Trading Days.

Upon the occurrence of an Event of Default, or at any time thereafter, and in each and every such case, unless such Event of Default shall have been waived in writing by the Holder (which waiver shall not be deemed to be a waiver of any subsequent default) at the option of the Holder and in the Holder's sole discretion, the Holder may consider this Debenture immediately due and payable, without presentment, demand, protest or notice of any kind, all of which are hereby expressly waived, anything herein or in any note or other instruments contained to the contrary notwithstanding, and the Holder may immediately enforce any and all of the Holder's rights and remedies provided herein or any other rights or remedies afforded by law; provided, that any payment of this Debenture in connection with an Event of Default may, at the option of the Holder, be made in shares of Common Stock of the Company which number of shares shall be calculated based upon at the lesser of the closing sale price of the Common Stock on the date the Debenture becomes due and payable or $0.05. Such payment of shares shall be made within twenty (20) Trading Days of such demand.

     (10) No Rights as Stockholder. Nothing contained in this Debenture shall be construed as conferring upon the Holder the right to vote or to receive dividends or to consent or receive notice as a stockholder in respect of any meeting of stockholders or any rights whatsoever as a stockholder of the Company, unless and to the extent converted in accordance with the terms hereof.

     (11) Additional Conversion Restriction. In no event shall any holder be entitled to convert the outstanding principal amount and accrued interest of this Debenture for shares of Common Stock in excess of that number of shares of Common Stock that, upon giving effect to such conversion, would cause the aggregate number of shares of Common Stock beneficially owned by the holder and its "affiliates" (as defined in Rule 405 under the Securities Act) to exceed 4.99% of the outstanding shares of the Common Stock of the Company following such conversion. For purposes of this Section 14, the aggregate number of shares of Common Stock beneficially owned by the Holder and its affiliates shall include the number of shares of Common Stock issuable upon conversion of the Debenture with respect to which the determination is being made, but shall exclude the number of shares of Common Stock that would be issuable upon (i) conversion of any remaining, unconverted portion of this Debenture and (ii) exercise or conversion of the unexercised or unconverted portion of any other Securities (including, without limitation, any warrants) subject to a limitation on conversion or exercise analogous to the limitation contained herein beneficially owned by the Holder and its affiliates. Except as set forth in the preceding sentence, for purposes of this Section 14, beneficial ownership shall be calculated in accordance with Section 13(d) of the Securities Exchange Act of 1934, as amended. For purposes of this Section 14, in determining the number of outstanding shares of Common Stock a Holder may rely on the number of outstanding shares of Common Stock as reflected in (1) the Company's most recent Form 10-QSB or Form 10-KSB, as the case may be, (2) a more recent public announcement by the Company or (3) any other notice by the Company or its transfer agent setting forth the number of shares of Common Stock outstanding. For any reason at any time, upon the written or oral request of any holder, the Company shall immediately confirm orally and in writing to the Holder the number of shares of Common Stock then outstanding. In any case, the number of outstanding shares of Common Stock shall be determined after giving effect to conversions of portions of the Debenture by such Holder since the date as of which such number of outstanding shares of Common Stock was reported. To the extent that the limitation contained in this Section 14 applies, the determination of whether the Debenture is convertible (in relation to other securities owned by a Holder) and of which portion of this Debenture is convertible shall be in the sole discretion of the Holder, and the submission of a Notice of Conversion shall be deemed to be the Holder's determination that the Debenture is convertible, in each case subject to such aggregate percentage limitation, and the Company shall have no obligation or right to verify or confirm the accuracy of such determination. Nothing contained herein shall be deemed to restrict the right of a holder to convert the Debenture at such time as such conversion will not violate the provisions of this Section 14.








                    *****************************************

     IN WITNESS WHEREOF, the Company has caused this instrument to be executed by its officer thereunto duly authorized as of the day and year first above written.






                                          IN VERITAS MEDICAL DIAGNOSTICS, INC.



                                           By: /s/ Martin Thorp
                                               ---------------------
                                               Name:    Martin Thorp
                                               Title:   Chief Financial Officer

                                   EXHIBIT A

                              NOTICE OF CONVERSION

   (To be Executed by the Registered Holder in order to Convert the Debenture)

     The undersigned hereby irrevocably elects to convert $ ________________ of the principal amount of the above Debenture No. ___ into Shares of Common Stock of In Veritas Medical Diagnostics, Inc. (the "Company") according to the conditions hereof, as of the date written below.


Date of Conversion ____________________________________________________________


Applicable Conversion Price  __________________________________________________


Accrued Interest_______________________________________________________________


Number of Shares to be Issued  ________________________________________________


Name of Holder ________________________________________________________________


Signature of Holder ___________________________________________________________

Address for Delivery of Shares or DTC
Account Number for Electronic Delivery of Shares: _____________________________

_______________________________________________________________________________

_______________________________________________________________________________

                                   SCHEDULE I
                           SENIOR SECURED INDEBTEDNESS


o Montgomery Equity Partners Secured Convertible Debenture dated as of September 7, 2005, as amended on October 19, 2006.